UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021

EATON CORPORATION plc
(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eaton House,	30 Pembroke Road,	Dublin 4,	Ireland	D04 Y0C2
(Address of principal executive offices)				(Zip Code)

+353	1637 2900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares ($0.01 par value)	ETN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)(b) At the Annual General Meeting of Shareholders of the Company held on April 28, 2021, the items listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in the Company’s Proxy Statement for the 2021 Annual General Meeting of Shareholders. Each of the items was approved by the shareholders. The voting results for each proposal are set forth below.

Item 1 – Electing the ten director nominees named in the proxy statement.

Each of the following individuals was elected as a director, based on the voting results shown below, to serve until the 2022 Annual General Meeting of Shareholders or until his or her successor is duly elected and qualified:

Director	For	Against	Abstain	Broker Non-Votes
Craig Arnold	292,532,718	24,534,284	1,273,974	36,238,398
Christopher M. Connor	301,337,057	16,247,756	756,163	36,238,398
Olivier Leonetti	312,678,065	4,711,687	951,224	36,238,398
Deborah L. McCoy	304,545,664	13,117,977	677,335	36,238,398
Silvio Napoli	312,373,770	5,009,463	957,743	36,238,398
Gregory R. Page	284,101,953	33,255,544	983,479	36,238,398
Sandra Pianalto	312,409,310	5,266,546	665,120	36,238,398
Lori J. Ryerkerk	314,267,945	3,413,988	659,043	36,238,398
Gerald B. Smith	312,157,290	5,161,400	1,022,286	36,238,398
Dorothy C. Thompson	306,379,737	4,948,197	7,013,042	36,238,398

Item 2 – Appointment of Ernst & Young LLP as independent auditor for 2021 and authorizing the Audit Committee of the Board of Directors to set its remuneration.

For	Against	Abstain
336,714,522	17,349,477	515,375

Item 3 – Advisory approval of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
293,379,587	23,485,570	1,475,819	36,238,398

Item 4 – Grant of Board authority to issue shares under Irish law.

For	Against	Abstain
346,018,791	7,581,354	979,229

Item 5 – Grant of Board authority to opt-out of pre-emption rights under Irish law.

For	Against	Abstain
348,155,594	4,077,441	2,346,339

Item 6 – Authorization to the Company and or any subsidiary of the Company to make overseas market purchases of Company shares.

For	Against	Abstain
348,255,328	5,204,524	1,119,522

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date:	April 30, 2021	By:	/s/ April Miller Boise
April Miller Boise
Executive Vice President and General Counsel